Exhibit 99.1

PetIQ, Inc. Enters Into Definitive Agreement to Acquire VIP Petcare

Complementary Veterinary Services Business Expected to Significantly Expand

Addressable Market and Further Diversify and Strengthen National Retail Customer Base

Acquisition Anticipated to Generate Approximately $450 Million to $500 Million in

Combined Company Pro Forma 2018 Net Sales

PetIQ Provides Preliminary 2017 Unaudited Financial Outlook

EAGLE, Idaho – January 8, 2018 – PetIQ, Inc. (“PetIQ” or the “Company”) (NASDAQ: PETQ), a leading pet medication and wellness company, today announced it has entered into a definitive agreement to acquire Community Veterinary Clinics, LLC d/b/a VIP Petcare (“VIP”), a leading operator and provider of nationwide veterinary clinics and veterinarian services within major U.S. retailers. The transaction has been unanimously approved by PetIQ’s board of directors and is expected to close by the end of January 2018, subject to customary closing conditions.

Headquartered in Windsor, California, VIP is a leading provider of veterinary wellness and pet preventive services, as well as a distributor of pet wellness products and medications.  VIP provides a comprehensive suite of services at its 2,900 community clinics and wellness centers hosted at local pet retailers across 31 states, which includes diagnostic tests, vaccinations, prescription medications, microchipping and wellness checks.  VIP’s veterinary services and products align with PetIQ’s corporate strategy and mission to improve pet health by providing consumers convenient access and affordable choices to a broad portfolio of pet health and wellness solutions. In 2017, VIP treated more than one million pets through its installed clinics as well as its 76,000 mobile clinics.

“We look forward to working closely with Will Santana, Chief Executive Officer of VIP, who will be joining the PetIQ Board of Directors as well as our senior management team in connection with the closing of the transaction, and to welcoming the entire VIP team to the PetIQ family.  We share a mission to make pets’ lives better by educating pet parents on the importance of regular veterinary care and veterinary-recommended pet products,” said Cord Christensen, PetIQ’s Chairman and Chief Executive Officer.  “The addition of VIP will give us a national footprint in the veterinarian services segment, and the opportunity to participate in an approximately $21 billion market in the United States. PetIQ has focused on providing pet owners convenient access and affordable choices to a broad portfolio of pet health and wellness products across its network of retailers, and with this acquisition, we will now be able to provide the same convenience and affordability with veterinarian care.  We look forward to building upon the strengths of each of our respective customer relationships, broadening our reach and enhancing customer loyalty with existing and new retail partners.”

“We have developed a great working relationship with PetIQ, as one of our wholesale business’s largest customer, and the complementary nature of our businesses became incredibly apparent to us over the last several years,” commented Will Santana, VIP’s Chief Executive Officer. “We were fortunate to be able to choose our long-term partner and it is exciting for our team to have the opportunity to leverage our rapidly growing services offering to build an even stronger, more diversified company with a continued focus on helping to improve the lives of pets and the care their pet parents provide them through our nationwide network of community clinics and wellness centers, where we extend the availability of high value pet preventive and wellness veterinary services to all pet owners.”

Strategic and Financial Benefits

The transaction will create a larger and more diversified pet health and wellness company. PetIQ believes the combination will provide several strategic and financial benefits, including the following:

•

Veterinary Services Complement PetIQ’s Current Business and Significantly Expands the Company’s Addressable Market:  Following the closing of the acquisition, the combination of PetIQ’s existing business with VIP’s products and services businesses is expected to expand PetIQ’s addressable market by nearly 285%, from $8.6 billion to over $29 billion.  PetIQ will have the ability to provide its retail partners complementary veterinary products and services, which the Company believes will enable PetIQ to continue to generate a high rate of growth over the long-term.  In addition, PetIQ expects the transaction to create an additional high-margin growth vehicle in the veterinary services industry, which is expected to expand at a 6% CAGR through 2021, according to Packaged Facts, U.S. Pet Market Outlook – May 2017.

•

Creates a Pet Wellness Veterinary Products and Services Platform: Together, PetIQ and VIP expect to generate approximately $450 million to $500 million of pro-forma net sales and approximately $40 million to $45 million of pro-forma adjusted EBITDA for the calendar year ending December 31, 2018, which adjusts for the impact of elimination of VIP’s sales to PetIQ. The acquisition is expected to further diversify PetIQ’s current net sales mix, with the combined veterinarian products business representing approximately 75% of net sales and the services business representing approximately 25% of net sales, based on aforementioned pro forma net sales for the calendar year ending December 31, 2018.

•

Further Diversifies and Strengthens National Retail Customer Base: PetIQ’s acquisition of VIP is expected to further strengthen the Company’s existing partnerships with leading U.S. retailers and strengthen the Company’s ability to develop new retail customers. Additional opportunity exists to expand distribution of PetIQ’s veterinary-grade products to current VIP customers, and provides for the potential delivery of VIP’s veterinary services to PetIQ’s existing network of customers.

•

Addition of Experienced Executive Team: The transaction will build upon PetIQ’s leadership team through the addition of VIP’s talented group of executives with substantial operational experience in the animal health and wellness industry and a proven track record of growth. The VIP management team will remain in place, with Will Santana joining PetIQ’s Board of Directors and continuing as Chief Executive Officer of the wholly-owned subsidiary, which reflects VIP’s commitment and belief in the future success of the combined company.

Transaction Details

Under the terms of the transaction agreement, VIP will become a wholly-owned subsidiary of PetIQ. The transaction is valued at approximately $220 million, comprised of $100 million in cash, up to an additional $30 million payable pursuant to promissory notes issued to VIP Petcare Holdings, Inc. (the “Seller”), and 4.2 million membership units of PetIQ Holdings LLC and a corresponding 4.2 million shares of PetIQ’s Class B common stock issued to Seller, valued at approximately $90 million, based on the closing share price of PetIQ’s stock on January 5, 2018. Of the $30 million in promissory notes payable to the Seller, $20 million is payable contingent upon the achievement of certain performance-based financial targets over the next two calendar years. PetIQ plans to finance the cash portion of this transaction with $25 million of existing cash on hand and $75 million of new debt with secured financing commitments from East West Bank and Ares Capital Management LLC. Pro-forma for the transaction, net leverage is expected to be approximately 1.6x to 1.8x for LTM Adjusted EBITDA for the calendar year ending December 31, 2018. The transaction is expected to close by the end January 2018, subject to customary closing conditions.

In connection with execution of the transaction agreement, PetIQ will issue options to purchase an aggregate of 800,000 shares of Class A common stock of PetIQ to 30 employees hired in connection with the transaction as employment inducement awards pursuant to NASDAQ Listing Rule 5635(c)(4). 100,000 of the options will be issued to Will Santana, who entered into a new employment agreement with PetIQ, effective upon closing of the transaction.  The grant date for all of the options is January 5, 2018 and the exercise price is $21.37, the closing price of PetIQ’s Class A common stock on such date. The options vest in equal annual installments on each of the first four anniversaries of the closing date of the transaction agreement, generally subject to continued employment through each vesting date.  The options will vest on an accelerated basis in the event of a termination of employment without cause.

Advisors

Jefferies LLC is serving as financial advisor and Winston & Strawn LLP is acting as legal counsel to PetIQ. TM Capital Corp. is serving as financial advisor and Carle Mackie Power & Ross LLP is acting as legal counsel to VIP.

Preliminary 2017 Unaudited Financial Outlook

In addition, today PetIQ provided the following unaudited full year 2017 financial outlook for its stand-alone business of:

•	Net sales of $266 million to $267 million, an increase of 33% to 34% year-over-year
•	Adjusted EBITDA of $21.5 million to $22.5 million, an increase of 103% to 112% year-over-year

The Company will report fourth quarter and audited full year 2017 financial results in March 2018. PetIQ does not plan to provide preliminary financial information in the future other than in unique circumstances, or in the event of a material event that requires disclosure.

Initial 2018 Financial Commentary

PetIQ is providing the following initial fiscal 2018 financial commentary of the expected combined business and expects:

•

Pro forma net sales of $450 million to $500 million, an increase of 70% to 90% year-over-year, based on the aforementioned mid-point of PetIQ’s preliminary 2017 unaudited net sales, which reflects elimination of VIP’s sales to PetIQ

•	Adjusted EBITDA of $40 million to $45 million, an increase of 80% to 105% year-over-year, based on the aforementioned mid-point of PetIQ’s preliminary 2017 unaudited adjusted EBITDA

PetIQ expects incremental annual interest expense of $5.3 million associated with the financing of the transaction and also expects combined marginal federal and state tax rates for the VIP business of approximately 28% as their business is domestically based.

The Company does not provide guidance for the most directly comparable GAAP measure, net income, and similarly cannot provide a reconciliation between its forecasted adjusted EBITDA and net income metrics without unreasonable effort due to the unavailability of reliable estimates for certain items. These items are not within the Company’s control and may vary greatly between periods and could significantly impact future financial results.

Conference Call and Webcast Presentation

PetIQ will host a conference call and webcast with a supplemental presentation where members of the executive management team will discuss the VIP transaction with additional comments and details today, January 8, 2018, at 8:00 a.m. ET. The conference call and supplemental presentation will be available live over the Internet through the “Investors” section of the PetIQ’s website at www.PetIQ.com. To participate on the live call listeners in North America may dial 877-451-6152 and international listeners may dial 201-389-0882.

A replay of the conference call will be archived on PetIQ’s website and telephonic playback will be available from 10:00 a.m. ET, January 8, 2018, through January 22, 2018. North American listeners may dial 844-512-2921 and international listeners may dial 412-317-6671 the passcode is 13674898.

About PetIQ

PetIQ is a rapidly growing pet health and wellness company, with a mission to make pet lives better by educating pet parents on the importance of regular Veterinary care and Veterinary-recommended pet products.  PetIQ has given consumers convenient access and affordable choices to a broad portfolio of pet health and wellness products across a network of leading national retail stores in mass, club, grocery, pharmacy, and e-commerce channels.  PetIQ believes that pets are an important part of the family and deserve the best pet care we can give them.  For more information, visit www.PetIQ.com.

About VIP Petcare

VIP is dedicated to improving the lives of pets and the people who love them. Through our nationwide network of community clinics and wellness centers, VIP extends the availability of high value pet preventive and wellness veterinary services to all pet owners. The veterinary services and products VIP offers include diagnostic tests, vaccinations, prescription medications, microchipping and a wellness checks.  VIP is committed to providing the best veterinary standard of care and protection against diseases and parasites such as parvo, rabies, Lyme, heartworm, intestinal parasites and feline leukemia. VIP’s microchipping includes free nationwide registration, helping pet owners find their pet family members and bring them safely home.

Forward Looking Statements

This press release contains forward-looking statements that involve risks and uncertainties, such as statements about our plans, objectives, expectations, assumptions or future events, including statements regarding the proposed acquisition by PetIQ, the expected closing date of the acquisition and the potential benefits and synergies of the acquisition. In some cases, you can identify forward-looking statements by terminology such as "anticipate," "estimate," "plan," "project," "continuing," "ongoing," "expect," "believe," "intend," "may," "will," "should," "could" and similar expressions.  Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from any future results, performances, or achievements expressed or implied by the forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available at the time those statements are made or management's good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause such differences include, but are not limited to, our dependency on a limited number of customers; our ability to implement our growth strategy effectively; our ability to achieve or sustain profitability; competition from veterinarians and others in our industry; failure of the Fairness to Pet Owners Act of 2017 to become law; reputational damage to our brands; economic trends and spending on pets; the effectiveness of our marketing and trade promotion programs; recalls or withdrawals of our products or product liability claims; our ability to manage our manufacturing and supply chain effectively; disruptions in our manufacturing and distribution chains; our ability to successfully grow our business through acquisitions; our ability to introduce new products and improve existing products; our failure to protect our intellectual property; costs associated with governmental regulation; risks related to our international operations; our ability to keep and retain key employees; and the risks set forth under the "Risk Factors' section of the final prospectus for PetIQ, Inc., dated July 20, 2017, and filed with the SEC on July 21, 2017.

Additional risks and uncertainties not currently known to us or that we currently deem to be immaterial also may materially adversely affect our business, financial condition or operating results.  The forward-looking statements speak only as of the date on which they are made, and, except as required by law, we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. In addition, we cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, including the VIP Petcare transaction and its potential impact, may cause actual results to differ materially from those contained in any forward-looking statements. Consequently, you should not place undue reliance on forward-looking statements.

Non-GAAP Financial Measures

In addition to unaudited preliminary financial outlook reported in accordance with U.S. GAAP, PetIQ references the following non-GAAP financial measures: Adjusted Net Income, EBITDA and Adjusted EBITDA.

Adjusted Net Income consists of GAAP Net income adjusted for tax expense, costs to become a public company, and stock based compensation expense.

EBITDA represents net income before interest, income taxes, and depreciation and amortization. Adjusted EBITDA represents EBITDA plus loss on debt extinguishment, management fees, stock based compensation expense, acquisition related expenses, and litigation expenses. Adjusted EBITDA adjusts for transactions that management does not believe are representative of our core ongoing business. Adjusted EBITDA is utilized by management: (i) as a factor in evaluating management's performance when determining incentive compensation and (ii) to evaluate the effectiveness of our business strategies.  The Company presents EBITDA because it is a necessary component for computing Adjusted EBITDA.

We believe that the use of Adjusted Net Income, EBITDA and Adjusted EBITDA provides an additional tool for investors to use in evaluating ongoing operating results and trends. In addition, you should be aware when evaluating Adjusted Net Income, EBITDA and Adjusted EBITDA that in the future we may incur expenses similar to those excluded when calculating these measures. Our presentation of these measures should not be construed as an inference that our future results will be unaffected by these or other unusual or non-recurring items. Our computation of Adjusted Net Income, EBITDA and Adjusted EBITDA

may not be comparable to other similarly titled measures computed by other companies, because all companies do not calculate Adjusted Net Income, EBITDA and Adjusted EBITDA in the same manner.  Our management does not, and you should not, consider Adjusted Net Income, EBITDA or Adjusted EBITDA in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of Adjusted Net Income, EBITDA and Adjusted EBITDA is that they exclude significant expenses and income that are required by GAAP to be recorded in our financial statements.  See a reconciliation of Non-GAAP measures to net income, the most comparable GAAP measure, in the financial tables that accompany this release.

CONTACT

Investor Relations Contact:

ICR

Katie Turner

646-277-1228

katie.turner@icrinc.com

Media Relations Contact:

Cory Ziskind

ICR

646-277-1232

cory.ziskind@icrinc.com